Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis D. Powell, Senior Vice President and Chief Financial Officer of Cisco Systems, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Quarterly Report on Form 10-Q of the Company for the quarter ended October 28, 2006, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2006

/s/ DENNIS D. POWELL
Dennis D. Powell Senior Vice President and Chief Financial Officer (Principal Financial Officer)